UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 21, 2019 (October 21, 2019)
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PARKER DRILLING COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(281) 406-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PKD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 21, 2019, Parker Drilling Company (the “Company”) announced that it has filed a revised preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a proposal by its Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”), to be followed immediately by a forward stock split (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Stock Splits”), at a ratio of (i) not less than 1-for-5 and not greater than 1-for-100, in the case of the Reverse Stock Split (the “Reverse Stock Split Ratio”), and (ii) not less than 5-for-1 and not greater than 100-for-1, in the case of the Forward Stock Split (the “Forward Stock Split Ratio”) (and, in all cases, with the Forward Stock Split Ratio being the inverse of the Reverse Stock Split Ratio). The proposed Stock Splits continue to be for the purpose of deregistering the Company’s common stock under the Securities Exchange Act of 1934, as amended, and in connection with delisting the Company’s shares from trading on the New York Stock Exchange, as previously announced on September 10, 2019.

On October 21, in connection with the filing of the revised preliminary proxy statement with the SEC, the Company issued a press release and updated answers to Frequently Asked Questions relating to the Transaction, which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are filed herewith:

Number	Exhibit
99.1	Press Release, dated October 21, 2019, issued by Parker Drilling Company.
99.2	Answers to Frequently Asked Questions relating to the Transaction (Updated), dated October 21, 2019.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY HAS FILED A REVISED PRELIMINARY PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED STOCK SPLITS, AND INTENDS TO FILE A DEFINITIVE PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING ANY AMENDMENTS THERETO. A COPY OF ALL FINAL PROXY MATERIALS WILL BE MADE AVAILABLE TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE

COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO PARKER DRILLING COMPANY, 5 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046, ATTENTION: CORPORATE SECRETARY.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning such participants is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2019, as amended by the Form 10-K/A filed on April 29, 2019. To the extent that such participants’ holdings of the Company’s securities have changed since the amounts printed in the Company’s Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the proposed transaction.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the proposed transaction, the number of shares of the Company’s common stock that are expected to be cashed out in the proposed transaction and the timing and stockholder approval of the proposed transaction. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the transaction discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed transaction, SEC regulatory review of the Company’s filings related to the proposed transaction, and the continuing determination of the Board of Directors and the Finance and Strategic Planning Committee that the proposed transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: October 21, 2019	By:	/s/ Michael W. Sumruld
	Name:	Michael W. Sumruld
	Title:	Senior Vice President and Chief Financial Officer

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